SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


      Date of Report (Date of earliest event reported): September 12, 1997


                          MILLENNIUM ELECTRONICS, INC.
                          ----------------------------
              (Exact name of registrant as specified in it charter)



      Nevada                  000-22515                     33-0750730
      ------                  ---------                     ----------
(State of incorporation)      (Commission                 (I.R.S. Employer
                              File Number)              Identification Number)


      31642 South Coast Highway, Suite 100, Laguna Beach, California 92677
      --------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714) 499-0877
       ------------------------------------------------------------------


This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated September 12, 1997 (the "Report") relates to the Registrant's completion of the acquisition of NETRAM Components, Inc., a corporation organized under the laws of the State of California ("Netram"), by means of a merger (the "Merger") with and into Millennium Memory, Inc., a corporation organized and existing under the laws of the State of California and a wholly owned subsidiary of the Registrant ("Merger Sub"), pursuant to the Agreement of Merger dated as of September 30, 1996 (the "Merger Agreement"), among the Registrant, Merger Sub and Netram. The purpose of this Amendment is to amend Item 7(a) to provide the financial statements of Netram and Item 7(b) to provide the required pro forma financial information relating to the business combination between the Registrant and Netram on September 30, 1997 which were unavailable at the time the Registrant filed the Report. In addition, the Registrant is providing the information set forth in Item 5.

Item 5.     Other Events

            Certain of the Company's outstanding Common Stock Purchase Warrants and options to purchase the Company's Common Stock (collectively, the "Warrants") originally issued by Beacon Capital Investment, Inc., the Company's predecessor, were scheduled to expire December 15, 1997. On December 3, 1997, the Company's Board of Directors adopted resolutions which extended the exercise period of the Warrants to December 31, 1997.

            If the Company's Common Stock issuable upon the exercise of the Warrants requires registration, the Company has authority to suspend the exercise of the Warrants until such registration is obtained.



Item 7.     Financial Statements and Exhibits

            The following financial statements and exhibits are filed as part of this report:

            (a) Financial statements of business acquired, prepared pursuant to
                Rule 3-05 of Regulation S-X:

                                Netram COMPONENTS
                           (A CALIFORNIA PARTNERSHIP)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

                                                               Netram COMPONENTS
                                                      (A CALIFORNIA PARTNERSHIP)
                                                                        CONTENTS
                                                         As of December 31, 1996


--------------------------------------------------------------------------------
                                                                            Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                          1

FINANCIAL STATEMENTS

      Balance Sheet                                                         2

      Statement of Operations and Partners' Capital                         3

      Statement of Cash Flows                                               4

      Notes to Financial Statements                                      5 - 7

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Netram Components


We have audited the accompanying balance sheet of Netram Components (a California partnership) as of December 31, 1996, and the related statements of operations and partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Netram Components as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
November 26, 1997

                                                               Netram COMPONENTS
                                                      (A CALIFORNIA PARTNERSHIP)
                                                                   BALANCE SHEET
                                                         As of December 31, 1996

--------------------------------------------------------------------------------

                                     ASSETS

Current assets
     Cash                                                    $  17,228
     Accounts receivable                                       198,724
     Note receivable (Note 2)                                   85,000
                                                             ---------

            Total current assets                               300,952

Furniture and equipment, net (Note 3)                            8,648
                                                             ---------

            Total assets                                     $ 309,600
                                                             =========


                       LIABILITIES AND PARTNERS' CAPITAL

Current liabilities
     Accounts payable and accrued liabilities (Note 4)       $ 209,208
     Note payable to partner (Note 5)                          143,800
                                                             ---------

            Total current liabilities                          353,008
                                                             ---------

Commitments (Note 6)

Partners' capital                                              (43,408)
                                                             ---------

            Total liabilities and partners' capital          $ 309,600
                                                             =========



   The accompanying notes are an integral part of these financial statements.
                                       2

                                Netram COMPONENTS
                           (A CALIFORNIA PARTNERSHIP)
                STATEMENT OF OPERATIONS AND PARTNERS' CAPITAL
                      For the Year Ended December 31, 1996



Net sales                                                  $ 3,283,750

Cost of sales                                                3,105,854
                                                           -----------

Gross profit                                                   177,896

Operating expenses                                             185,044
                                                           -----------

Loss from operations                                            (7,148)

Other income
      Interest income                                            1,660
                                                           -----------

Net loss                                                        (5,488)

Partners' capital at January 1, 1996                              --

Partners' capital contributions                                  4,080

Distributions to partners                                      (42,000)
                                                           -----------

Partners' capital at December 31, 1996                     $   (43,408)
                                                           ===========


   The accompanying notes are an integral part of these financial statements.
                                       3

                                Netram COMPONENTS
                           (A CALIFORNIA PARTNERSHIP)
                             STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 1996



Cash flows from operating activities
      Net loss                                                  $  (5,488)
      Adjustments to reconcile net loss
         to net cash provided by operating activities
            Depreciation                                            1,212
      Decrease in accounts receivable                            (198,724)
      Increase in accounts payable and accrued liabilities        209,208
                                                                ---------

               Net cash provided by operating activities            6,208
                                                                ---------

Cash flows from investing activities
      Advances for note receivable                                (85,000)
      Purchase of furniture and equipment                          (5,780)
                                                                ---------

               Net cash used in investing activities              (90,780)
                                                                ---------

Cash flows from financing activities
      Proceeds from note payable to partner                       143,800
      Distributions to partners                                   (42,000)
                                                                ---------

               Net cash provided by financing activities          101,800
                                                                ---------

                  Net increase in cash                             17,228

Cash, beginning of period                                            --
                                                                ---------

Cash, end of period                                             $  17,228
                                                                =========


Supplemental schedule of non-cash investing and financing activities
--------------------------------------------------------------------
During the period ended December 31, 1996, one of the partners contributed furniture and fixtures with a value of $4,080 to the Partnership (see Note 3).

   The accompanying notes are an integral part of these financial statements.
                                       4

                                                               Netram COMPONENTS
                                                    (A CALIFORNIA PARTNERSHIP)
                                                 NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 1996
--------------------------------------------------------------------------------


NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Line of Business
---------------------------------
Netram Components (the "Partnership" or "Netram") commenced operations on January 1, 1996 and is engaged in the distribution of memory chips for computers and computer systems, and grants credit to its customers throughout the United States. The Partnership was converted to an "S" corporation in January 1997.

Cash Equivalents
----------------
For purposes of the statement of cash flows, the Partnership considers all highly-liquid investments purchased with original maturities of three months or less to be cash equivalents.

Furniture and Equipment
-----------------------
Furniture and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

         Computer equipment                       5 years
         Office furniture                         7 years

Betterments, renewals, and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The costs and related accumulated depreciation applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

Revenue Recognition
-------------------
The Partnership recognizes revenue from product sales at the time of shipment, net of expected returns. The Partnership has established programs that enable its customers to return product under specified conditions.

Income Taxes
------------
No provision for income taxes has been made for federal or state income taxes as these taxes are the personal responsibility of the partners.

                                                               Netram COMPONENTS
                                                    (A CALIFORNIA PARTNERSHIP)
                                                 NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 1996
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------
The Partnership measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Partnership's financial instruments, including cash, accounts receivable, and accounts payable and accrued liabilities, the carrying amounts approximate fair value due to their short maturities. The amounts shown for note receivable and note payable also approximate fair value because current interest rates and terms offered to the Partnership for similar debt are substantially the same.

Concentrations of Credit Risk
-----------------------------
Financial instruments which potentially subject the Partnership to concentrations of credit risk consist of cash and trade receivables. The Partnership places its cash with high quality financial institutions, and at times, cash may exceed the FDIC $100,000 insurance limit. The Partnership sells products in the United States and extends credit based on an evaluation of the customer's financial condition, generally without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Partnership monitors its exposure for credit losses and maintains allowances for anticipated losses.


NOTE 2 - NOTE RECEIVABLE

Note receivable represents a non-interest bearing note due May 17, 1997 which was paid in full on April 3, 1997. This note was due from the president of the company that acquired the Partnership in September 1997 (see Note 8).

                                                               Netram COMPONENTS
                                                    (A CALIFORNIA PARTNERSHIP)
                                                 NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 1996
--------------------------------------------------------------------------------

NOTE 3 - FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following at December 31, 1996:

Computer equipment                                    $3,952
Office furniture                                       5,908
                                                      ------

                                                       9,860
Less accumulated depreciation                          1,212
                                                      ------

      Total                                           $8,648


NOTE 4 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following at December 31, 1996:

               Accounts payable                          $196,049
               Customer deposits                           12,445
               Other                                          714
                                                         --------
                     Total                               $209,208
                                                         ========


NOTE 5 - NOTE PAYABLE TO PARTNER

Note payable to partner represents a non-interest bearing note for monies borrowed on various dates from one of its partners for working capital purposes. The entire principal outstanding at December 31, 1996 of $143,800 was paid in full on January 31, 1997.


NOTE 6 - COMMITMENTS

Lease Agreements
----------------
The Partnership leases certain facilities for its corporate and operations offices on a month-to-month basis. Rent expense was approximately $5,127 for the year ended December 31, 1996.


NOTE 7 - SALES

During the period ended December 31, 1996, the Partnership had a major customer, Millennium Electronics, Inc. ("MEI"), that accounted for approximately 39% of total sales. At December 31, 1996, the amount due from MEI was $167,525.

                                                               Netram COMPONENTS
                                                    (A CALIFORNIA PARTNERSHIP)
                                                 NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 1996
--------------------------------------------------------------------------------

NOTE 8 - SUBSEQUENT EVENTS (UNAUDITED)

On September 30, 1997, the assets and operations of the Partnership were acquired by MEI for 576,000 shares of MEI's common stock and $120,000 in cash.

            (b) Pro forma financial information required pursuant to Article
                11 of Regulation S-X:







                          MILLENNIUM ELECTRONICS, INC./
                                NETRAM COMPONENTS
                       PRO FORMA STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                              DECEMBER 31, 1996 AND
                              THE NINE MONTHS ENDED
                               SEPTEMBER 30, 1997

                                                   MILLENNIUM ELECTRONICS, INC./
                                                               NETRAM COMPONENTS
                                               PRO FORMA STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                      Millennium        NetRam
                      Electronics     Components     Adjustments      Total
                      -----------     ----------     -----------      -----
Net sales            $ 34,345,569    $  3,283,750   a$(2,038,255)  $ 35,591,064

Cost of sales          30,525,511       3,105,854     (2,038,255)    31,593,110
                     ------------    ------------    -----------   ------------

Gross profit            3,820,058         177,896           --        3,997,954

Selling, general,
and administrative
expenses                2,560,119         185,044           --        2,745,163
                     ------------    ------------    -----------   ------------

Income (loss)
from operations         1,259,939          (7,148)          --        1,252,791

Other income
 (expense)               (285,700)          1,660           --         (284,040)
                     ------------    ------------    -----------   ------------

Income (loss)
 before provision
 for income taxes         974,239          (5,488)          --          968,751

Provision for
 income taxes              15,800            --             --           15,800
                     ------------    ------------    -----------   ------------

Net income (loss)    $    958,439    $     (5,488)   $      --     $    952,951
                     ============    ============    ===========   ============

Net income per
 share               $       0.18                                  $       0.16
                     ============                                  ============

Weighted average
 shares
 outstanding            5,203,868                                   c 5,779,868
                     ============                                  ============







The accompanying notes are an integral part of these financial statements.
                                        1

                                                   MILLENNIUM ELECTRONICS, INC./
                                                               NETRAM COMPONENTS
                                               PRO FORMA STATEMENT OF OPERATIONS
                                    For the Nine Months Ended September 30, 1997
--------------------------------------------------------------------------------


                      Millennium        NetRam
                      Electronics      Components   Adjustments       Total
                      -----------      ----------   -----------       -----
Net sales            $ 36,586,973    $  8,449,721  a$(6,544,940)  $ 38,491,754

Cost of sales          32,700,813       7,835,295    (6,544,940)    33,991,168
                     ------------    ------------   -----------   ------------

Gross profit            3,886,160         614,426          --        4,500,586

Selling, general,
and administrative
expenses                2,949,131         520,634          --        3,469,765
                     ------------    ------------   -----------   ------------

Income from
operations                937,029          93,792          --        1,030,821

Other expense            (412,455)           --            --         (412,455)
                     ------------    ------------   -----------   ------------

Income before
provision for
income taxes              524,574          93,792          --          618,366

Provision for
income taxes               31,971            --     b    37,500         69,471
                     ------------    ------------   -----------   ------------

Net income           $    492,603    $     93,792   $   (37,500)  $    548,895
                     ============    ============   ===========   ============

Net income per
 share               $       0.07                                 $       0.07
                     ============                                 ============

Weighted
average shares
outstanding             7,285,046                                 c  7,861,046
                     ============                                 ============




The accompanying notes are an integral part of these financial statements.
                                        2

                                                   MILLENNIUM ELECTRONICS, INC./
                                                               NETRAM COMPONENTS
                                         NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                                               December 31, 1996
--------------------------------------------------------------------------------


NOTE 1 - BASIS OF PRESENTATION

           The accompanying pro forma statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 present the accounts of Millennium Electronics, Inc. ("MEI") and NetRam Components ("NetRam") as if the acquisition took place on January 1, 1996. A pro forma balance sheet as of September 30, 1997 is not presented since the acquisition of NetRam by MEI took place on September 30, 1997, and the balance sheet of MEI presented in its September 30, 1997 10-Q includes the accounts of NetRam at that date.

           The following adjustments would be required if the acquisition occurred as indicated above:

           a) To eliminate intercompany sales and related cost of goods sold for sales from MEI to NetRam and from NetRam to MEI.

           b)        To record a tax provision for the income earned by NetRam.

           c) The weighted average shares outstanding was increased for the 576,000 shares of MEI's common stock issued for the acquisition.

            (c) Exhibits in accordance with Item 601 of Regulation S-K


Exhibit No.    Description
-----------    -----------

2.1 Agreement of Merger, dated as of September 30, 1997 by and among NETRAM Components, Inc., John
               Torres, Terry Tonini, Jeff Hylton, Don Klosterman, David Erickson, Bret Pool, Millennium Electronics, Inc. and Millennium Memory, Inc. (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on October 15, 1997, File No. 000-22515.)

99.1 Press release dated October 7, 1997. (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on October 15, 1997, File No.
               000-22515.)

99.2           Form of Common Stock Purchase Warrant (the
               "Warrant") which were part of the units offered and sold in the initial public offering of Beacon Capital Investment, Inc., the Registrant's predecessor. (Incorporated herein by reference to Exhibit 10.2 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)

99.3 Option Agreement - (Incorporated herein by reference to Exhibit 10.4 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)

99.4 Option Agreement - (Incorporated herein by reference to Exhibit 10.5 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)

99.5 Option Agreement - (Incorporated herein by reference to Exhibit 10.6 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)

Signatures
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MILLENNIUM ELECTRONICS, INC.



Date:  December 15, 1997            By:  /s/ Troy D. Barnes
                                        ----------------------------
                                        Troy D. Barnes
                                        President, Chief Executive Officer
                                        and Chairman of the Board

                                 Exhibit Index



Exhibit No.   Description
-----------   -----------
2.1           Agreement of Merger, dated as of September 30, 1997
              by and among NETRAM Components, Inc., John
              Torres, Terry Tonini, Jeff Hylton, Don Klosterman,
              David Erickson, Bret Pool, Millennium Electronics, Inc.
              and Millennium Memory, Inc. (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on October 15, 1997, File No. 000-22515.)

99.1 Press release dated October 7, 1997. (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on October 15, 1997, File No.
              000-22515.)

99.2          Form of Common Stock Purchase Warrant (the
              "Warrant") which were part of the units offered and sold in the initial public offering of Beacon Capital Investment, Inc., the Registrant's predecessor.
              (Incorporated herein by reference to Exhibit 10.2 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)

99.3 Option Agreement - (Incorporated herein by reference to Exhibit 10.4 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)

99.4 Option Agreement - (Incorporated herein by reference to Exhibit 10.5 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)

99.5 Option Agreement - (Incorporated herein by reference to Exhibit 10.6 to Beacon Capital Investment, Inc.'s registration statement, as amended, on Form S-18 (Registration No. 33-45838C) filed on February 18, 1992.)